                                                                  EXHIBIT 4.1(b)

                              [STOCK CERTIFICATE]


NUMBER                                                                  SHARES
 B-1        Incorporated under the laws of the State of Delaware


                                 CINEMARK, INC.

                    TOTAL AUTHORIZED ISSUE 550,000,000 SHARES

                                                               See Reverse for
                                                             Certain Definitions

350,000,000 SHARES $0.001 PAR VALUE          150,000,000 SHARES $0.001 PAR VALUE
       CLASS A COMMON STOCK                         CLASS B COMMON STOCK
50,000,000 SHARES $0.001 PAR VALUE
          PREFERRED STOCK



THIS IS TO CERTIFY THAT                                         is the owner of
                        ---------------------------------------

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         FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS B COMMON STOCK OF
                                 Cinemark, Inc.

transferable only on the books of the Corporation by the holder thereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED
      -------------------------



------------------------------       [SEAL]       ------------------------------
Secretary                                         Chairman

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list


FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________________________________ ATTORNEY TO TRANSFER THE
SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

    Dated:
          ------------------------------------

      In presence of
                          ------------------------------------------------------



"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES OR SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY SIMILAR REQUIREMENTS OF
ANY APPLICABLE STATE SECURITIES LAW."

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A STOCKHOLDERS' AGREEMENT DATED AS OF MAY 17, 2002, A COPY OF WHICH IS AVAILABLE UPON REQUEST FROM THE SECRETARY OF THE COMPANY."